Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: October 31, 2009
Federal Tax I.D. # 42-1283895
CORPORATE MONTHLY OPERATING REPORT
FOR FILING ENTITIES ONLY
I declare under penalties of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

GENERAL GROWTH PROPERTIES, INC.
Date: November 30, 2009	by:	/s/ Edmund Hoyt
Edmund Hoyt
Chief Financial Officer

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Debtors Monthly Operating Report as of and for the Month Ended October 31, 2009
Index

Combined Condensed Statements of Income and Comprehensive Income for the Month Ended October 31, 2009 and Cumulative Post-Petition Period Ended October 31, 2009	3

Combined Condensed Balance Sheet	4

Notes to Unaudited Combined Condensed Financial Statements	5
Note 1: Chapter 11 Cases and Proceedings	5
Note 2: Basis of Presentation	6
Note 3: Summary of Significant Accounting Policies	7
Note 4: Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders	7
Note 5: Certain Other Assets and Liabilities and Liabilities Subject to Compromise	8
Note 6: Rejected Contracts and Related Matters	9
Note 7: General and Administrative Expenses and Reorganization Items	10

Schedules:

Schedule I Schedule of Combined Condensed Statement of Income and Comprehensive Income for the Month Ended October 31, 2009	11
Schedule II Schedule of Combined Condensed Balance Sheet as of October 31, 2009	12
Schedule III Schedule of Payroll and Payroll Taxes	13
Schedule IV Schedule of Federal, State and Local Taxes	13
Schedule V Schedule of Total Disbursements by Debtor	23
Schedule VI Schedule of Debtors’ Operating Property Aged Tenant Accounts Receivable	33
Schedule VII Status of Mortgages Payable For Debtors	34
Schedule VIII Chapter 11 Retained Professionals Detail	37
Schedule IX Schedule of Non-Noticed and De Minimis Asset Sales	38
Schedule X Debtors Questionnaire	40

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINED CONDENSED
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

		Cumulative Post-Petition
	Month Ended	Period Ended
	October 31, 2009	October 31, 2009
	(In thousands, except for
	per share amounts)
Revenues:
Minimum rents	$139,390	$900,829
Tenant recoveries	63,006	404,556
Overage rents	4,962	18,804
Land sales	1,387	4,590
Other	6,274	39,481

Total revenues	215,019	1,368,260

Expenses:
Real estate taxes	19,714	127,483
Repairs and maintenance	16,949	98,591
Marketing	2,418	14,153
Ground and other rents	844	6,880
Other property operating costs	28,645	182,309
Land sales operations	1,800	10,588
Provision for doubtful accounts	1,575	14,988
Property management and other costs	8,983	54,257
General and administrative	1,826	39,575
Provisions for impairment	—	133,327
Depreciation and amortization	49,889	334,919

Total expenses	132,643	1,017,070

Operating income	82,376	351,190

Interest (expense) income, net	(95,049)	(629,581)

Loss before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(12,673)	(278,391)
Benefit (provision) from income taxes	(354)	2,415
Equity in income of Real Estate Affiliates	12,432	64,830
Reorganization items	(11,239)	(58,754)

Loss from continuing operations	(11,834)	(269,900)

Net loss	(11,834)	(269,900)
Allocation to noncontrolling interests	(758)	(1,075)

Net loss attributable to common stockholders	$(12,592)	$(270,975)

Basic and Diluted Loss Per Share:	$(0.04)	$(0.87)
Dividends declared per share	—	—

Comprehensive Loss, Net:
Net loss attributable to common stockholders	$(12,592)	$(270,975)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	1,100	12,436
Accrued pension adjustment	(22)	356
Foreign currency translation	3,528	47,856
Unrealized gains on available-for-sale securities	—	93

Other comprehensive income, net	4,606	60,741

Comprehensive loss attributable to common stockholders	$(7,986)	$(210,234)

     The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINED CONDENSED BALANCE SHEET
(UNAUDITED)

October 31, 2009
(Dollars in thousands)
Assets:
Investment in real estate:
Land	$2,946,948
Buildings and equipment	19,476,669
Less accumulated depreciation	(4,033,161)
Developments in progress	765,549

Net property and equipment	19,156,005
Investment in and loans to/from Unconsolidated Real Estate Affiliates	390,842
Investment property and property held for development and sale	1,185,610
Investment in controlled non-debtor entities	3,972,453

Net investment in real estate	24,704,910
Cash and cash equivalents	657,468
Accounts and notes receivable, net	328,755
Goodwill	205,257
Deferred expenses, net	243,235
Prepaid expenses and other assets	555,897

Total assets	$26,695,522

Liabilities and Equity:
Mortgages, notes and loans payable	$400,000
Investment in and loans to/from Unconsolidated Real Estate Affiliates	32,737
Deferred tax liabilities	906,021
Accounts payable and accrued expenses	693,892

Liabilities not subject to compromise	2,032,650

Liabilities subject to compromise	22,499,770

Total liabilities	24,532,420

Redeemable noncontrolling interests:
Preferred	120,756
Common	35,821

Total redeemable noncontrolling interests	156,577

Commitments and Contingencies	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 313,831,842 shares issued as of October 31, 2009	3,138
Additional paid-in capital	3,793,632
Retained earnings (accumulated deficit)	(1,723,376)
Accumulated other comprehensive loss	(4,081)
Less common stock in treasury, at cost, 1,449,939 shares as of October 31, 2009	(76,752)

Total stockholder’s equity	1,992,561
Noncontrolling interests in consolidated real estate affiliates	13,964

Total equity	2,006,525

Total liabilities and equity	$26,695,522

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 1 Chapter 11 Cases and Proceedings
As previously disclosed pursuant to the Monthly Operating Report filed on June 15, 2009, for the period ended April 30, 2009 {the “April MOR”), on April 16, 2009 (“the Petition Date”), General Growth Properties, Inc. (the “Company”), GGP Limited Partnership (“GGPLP”) and certain of the Company’s domestic subsidiaries (collectively, the “April 16 Debtors”) each filed voluntary petitions for relief pursuant to Chapter 11 (“Chapter 11”) of Title 11 of the United States Code (the “Bankruptcy Code”). On April 23, 2009, an additional 28 of the Company’s domestic subsidiaries (the “April 22 Debtors”) also filed voluntary petitions for Chapter 11 relief. The 388 Debtors’ cases (collectively, the “Chapter 11 Cases”) are pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and are jointly administered. The April 16 Debtors and April 22 Debtors are collectively referred to in this report as the “Debtors”. As provided by the rules and regulations governing the Chapter 11 Cases, the Company, on behalf of the Debtors, has agreed to supply to the Bankruptcy Court a monthly report detailing the combined operations for the Debtors as of and for the previous month as well as cumulatively from the Petition Date. Such reports for each month are collectively referred to as the “Monthly Operating Reports”.
The Debtors own and operate approximately 166 regional shopping centers. A list of the Debtors and the properties affected by these Chapter 11 Cases (each an “Operating Property” and, collectively, the “Operating Properties”) is included as Annex A to the Monthly Operating Report filed on June 30, 2009 for the period ended May 31, 2009 (the “May MOR”). As many of the parties affected by, or interested in, the Chapter 11 Cases identify a Debtor by the Operating Property that it owns and/or manages, rather than by such Debtor’s legal name, where appropriate, the Company has reported information either on a by Debtor or on an Operating Property basis. For information regarding the Chapter 11 Cases preceding the filing of this monthly operating report, please see Note 1 of each of the respective previously filed Monthly Operating Reports.
Since the Petition Date, the Bankruptcy Court has granted various motions that allow the Company to continue to operate its business in the ordinary course without interruption during the Chapter 11 Cases covering, among other things, employee obligations, critical service providers, tax matters, insurance matters, tenant and contractor obligations, claim settlements, ordinary course property sales, cash management and cash collateral. The Bankruptcy Court has ruled that until February 26, 2010, the Debtors have the exclusive right to file a plan of reorganization and, if they do so, they have until April 23,2010 to obtain necessary acceptances of such plan. However, the Debtors have the right to request an extension of such exclusivity period to file a plan of reorganization until October 13, which extension is subject to the approval of the Bankruptcy Court.
One element to a plan of reorganization is the resolution of currently past due or imminently maturing mortgage debt. In such regard, certain of the Debtors (with approximately $9.2 billion of secured debt outstanding (the “Track 1 Debtors”)) have reached agreements in principle for the extension of such secured debt encumbering the properties owned by the Track 1 Debtors. Accordingly, on November 23, 2009, the Track 1 Debtors filed a notice of presentment indicating that the Track 1 Debtors will file a motion on December 1, 2009 regarding their Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code. In principle, the secured debt agreements generally provide for, upon payment of certain extension fees and cure of previously unpaid amounts due on the applicable mortgage debt (primarily, principal amortization otherwise scheduled to have been paid since the Petition Date), the extension of the secured mortgage debt for periods ranging from 3.5 to 5 years at the previously existing interest rates. Accordingly, except for certain of the secured debt which will have more rapid principal amortization payment schedules, debt service requirements for these properties will resume unchanged from those that existed prior to the commencement of the applicable Chapter 11 Cases for the Track 1 Debtors. In addition, as November 12, 2009 was established as the claims bar date for the presentation of claims against the Debtors for liabilities to be resolved in their reorganization plans, the Track I Debtors have commenced the reconciliation process with respect to their applicable claims. The Track 1 Debtors intend to pay in full all Bankruptcy Court allowed unsecured claims. Accordingly, the Track 1 Debtors are planning to finalize these secured debt extension agreements in conjunction with confirmation of individual reorganization plans for each Track 1 Debtor by the Bankruptcy Court. The confirmation hearing on such reorganization plans of the Track 1 Debtors has been scheduled for December 15, 2009, with the anticipation that the Track 1 Debtors can emerge from the Chapter 11 Cases by December 31, 2009. The Chapter 11 Cases for the remaining 212 Debtors (the “2010 Track Debtors”) will continue unchanged by the resolution of the Chapter 11 Cases applicable to the Track 1 Debtors.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Debtors (the “2010 Track Debtors”) will continue unchanged by the resolution of the Chapter 11 Cases applicable to the Track 1 Debtors.
NOTE 2 Basis of Presentation
The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Office of the United States Trustee (the “U.S. Trustee”) and the Bankruptcy Court. As a result, only relevant financial information for the Debtors has been included in the information presented in the Monthly Operating Report. Accordingly, a significant number of legal entities owned and controlled by GGP, and the related assets, liabilities and operating results of such entities, have been excluded from this Monthly Operating Report as such entities are operating outside of the provisions of Chapter 11. The Debtors’ ownership interest in such excluded entities (the “Non-Debtors”) has been reflected as investment in controlled Non-Debtors at the Debtors’ ownership share (typically 100%). In addition, the applicable earnings/loss of such controlled Non-Debtor entities, along with the Debtors’ share of the applicable income/loss of Unconsolidated Real Estate Affiliates, has been included in the equity in income of Real Estate Affiliates. Further, in the Combined Condensed Statement of Income and Comprehensive Income, the operations for the Debtors are presented from each of their respective Petition Dates forward. As a result, the unaudited financial statements contained in this Monthly Operating Report are not and will not be consistent with the Company’s financial statement filings submitted to the United States Securities and Exchange Commission (the “SEC”) for this or any previous or future period.
The accompanying combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities of the Debtors in the normal course of business. In particular, as each of the Debtors is currently operating as a debtor-in-possession under the provisions of Chapter 11, these combined condensed financial statements have been prepared in accordance with the specialized accounting guidance for entities in reorganization under the Bankruptcy Code. Accordingly, the Debtors’ combined financial statements do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should they be unable to continue as a going concern. However, such specialized guidance provides that all pre-petition liabilities subject to compromise (“LSTC” — see Note 5) have been segregated from liabilities not subject to compromise in the combined balance sheet and have been classified as LSTC, at the estimated amount of allowed claims. Interest expense related to pre-petition LSTC has been reported only to the extent that it is (i) estimated to be paid during the pendency of the Chapter 11 Cases, (ii) permitted by the Bankruptcy Court, or (iii) expected to be an allowed claim and may be paid or settled for less than the amount reported. In addition, to the extent any interest expense is unpaid, such accrued amounts may be paid or settled, in full or partially, in the form of equity and/or cash or any combination thereof. Expenses, provisions for losses resulting from the reorganization and certain other items directly related to the Chapter 11 Cases are reported separately in our combined condensed statement of operations as reorganization items (Note 7).
The unaudited financial statements for the Debtors contained in this Monthly Operating Report have been derived from the books and records of the Company. All significant intercompany balances and transactions between the Debtors have been eliminated. All intercompany balances with Non-Debtors are non-interest bearing (except to the extent such bearers are between taxable and non-taxable entities), unsecured, payable on demand and have been reflected as a component of equity. In addition, the financial information contained in such financial statements for the Debtors is preliminary and unaudited and does not purport to show the results of operations or statements of position in accordance with GAAP as, primarily, only normal recurring adjustments are made for the routine monthly closing of our books. Accordingly, certain reclassifications, eliminations, accruals, valuations, reserve adjustments and disclosure items may not have been made for such purposes of this Monthly Operating Report. If this information had been subject to the procedures performed to prepare our quarterly and annual financial information in accordance with GAAP and the rules and regulations of the SEC, we believe that the financial information could be subject to changes and such changes could be material. Therefore, there

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
can be no assurance that the financial information contained in this Monthly Operating Report for the Debtors is complete and readers are strongly cautioned not to place undue reliance upon this or any previously submitted Monthly Operating Report.
Readers of this Monthly Operating Report should refer to the Company’s audited Consolidated Financial Statements for the year ended December 31, 2008, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “Annual Report”) and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2009 (the “2009 Interim Report”), as certain footnote disclosures that would substantially duplicate those contained in our Annual Report and such 2009 Interim Report have been omitted from this Monthly Operating Report. Capitalized terms used, but not defined, in this Monthly Operating Report have the same meaning as set forth in our Annual Report or in the 2009 Interim Report.
NOTE 3 Summary of Significant Accounting Policies
See Note 2 “Summary of Significant Accounting Policies” in the Notes to Consolidated Financial Statements included in our Annual Report and Note 1 “Organization” in the Notes to Consolidated Financial Statements included in our 2009 Interim Report for a summary of the accounting policies that we consider to be significant.
NOTE 4 Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders
In general, each of the Operating Properties collects cash receipts in a property-specific lockbox and such receipts are transferred daily to a centralized GGPLP cash management account from which cash disbursements are funded. Accordingly, none of the Debtors that directly or indirectly own specific Operating Properties disburse funds to outside parties; all such disbursements are made by GGPLP on behalf of such Debtors. Therefore, at any and all points in time, GGPLP maintains, for each Debtor, an individual net balance of all such cash transfers and disbursements made that pertain to such Debtor. This intercompany account between GGPLP and the respective Debtor is reconciled monthly. As described in Note 1, the Bankruptcy Court has approved the continuation of this centralized cash management system. Mortgage lenders to the Operating Properties were granted a lien on the centralized GGPLP cash management account. In addition, the Debtors agreed to maintain a cash reserve in such account equal to the net cash transferred from the Operating Properties subject to liens since the Petition Date.
On October 31, 2009, the aggregate cumulative post-petition intercompany amounts due (to) from GGPLP with respect to Debtors that own Operating Properties with mortgage lenders possessing the lien rights on the centralized GGPLP cash management account described above, were $365.6 million. In addition, as of November 27, 2009, the aggregate amount held in the combined GGPLP cash account upon which the first-lien holders have such lien rights was approximately $424.1 million.
All bank accounts, both property specific and centralized, are reconciled monthly. Highly-liquid investments with maturities at dates of purchase of three months or less are classified as cash equivalents. As part of the adequate protection being provided to lenders of the Operating Properties, the Debtors will continue to provide reporting information to those lenders as required by their individual loan agreements. The Debtors have agreed to provide such information to the Office of the United States Trustee on a confidential basis upon reasonable request.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 5 Certain Other Assets and Liabilities and Liabilities Subject to Compromise
The following table summarizes the significant components of prepaid expenses and other assets of the Debtors:

October 31, 2009
(In thousands)
Below-market ground leases	$183,057
Prepaid expenses	86,352
Real estate tax stabilization agreement	72,261
Receivables — finance leases and bonds	70,192
Special Improvement District receivable	48,621
Security and escrow deposits	43,737
Above-market tenant leases	25,164
Deferred tax, net of valuation allowances	11,908
Other	14,605

Total prepaid expenses and other assets	$555,897

The components of combined security and escrow deposits of the Debtors are summarized as follows:

October 31, 2009
(In thousands)
Utility and other security deposits	$28,635
Operating funds — restricted	7,015
Construction/major maintenance reserves	4,240
Collateralized letters of credit and other credit support	1,908
Real estate tax escrows	455
Other miscellaneous escrows	1,484

Total security and escrow deposits	$43,737

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
The following table summarizes the significant components of accounts payable and accrued expenses of the Debtors. Substantially all amounts included in the unpaid or accrued balances listed below that are considered LTSC are past due at October 31, 2009, as payment of any of such obligations are limited or precluded by the operation of Chapter 11 (see Schedule X).

October 31, 2009
(In thousands)
Accrued interest	$328,248
Accounts payable and accrued expenses	285,871
Construction payable	152,036
Uncertain tax position liabilities	120,691
Accrued real estate taxes	93,978
Accrued payroll and other employee liabilities	70,836
Hughes accrued participation	69,575
Deferred gains/income	68,251
Below-market tenant leases	57,425
Unapplied cash receipts	28,611
Accounts payable to affiliates	(90,542)
Other	175,622

Total accounts payable and accrued expenses	1,360,602
Less: amounts not subject to compromise	(693,892)

Total accounts payable and accrued expenses subject to compromise	$666,710

The following table summarizes the amounts of LSTC at October 31, 2009:

(In thousands)
Mortgages and secured notes	$15,840,377
Unsecured notes	5,992,683
Accounts payable and accrued expenses	666,710

Total liabilities subject to compromise	$22,499,770

NOTE 6 Rejected Contracts and Related Matters
In addition to our mortgage and other debt, current liabilities and liens, the Debtors are subject to certain executory contracts. The Debtors, subject to the approval of the Bankruptcy Court, may assume or reject these contracts. Although the Debtors are considering the rejection of certain of such contracts (except for our operating property tenant leases), only one such contract, that of an unexpired lease of office space that was no longer occupied by the Debtors, has been rejected as of October 31, 2009. Claims may result if an executory contract is rejected; however, no such potential claims have been recorded or reflected at this time. As of November 12, 2009, the Bankruptcy Court approved time period to assume or reject any unexpired lease where a Debtor is a lessee expired with no additional leases being rejected.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 7 General and Administrative Expenses and Reorganization Items
General and Administrative expenses consist of the centralized costs of managing the portfolio of assets owned by the Company, which includes the Debtors. Significant subcategories of such overhead costs are listed in the following schedule:

		Cumulative Post-
	Month Ended	Petition Period Ended
General and Administrative Expenses	October 31, 2009	October 31, 2009
	(In thousands)
Insider compensation	$1,229	$8,567
Public Company expense*	575	28,571
Travel, entertainment, insurance and other	22	2,437

Total general and administrative	$1,826	$39,575

*	This amount includes routine operating professional fees, including any fees incurred for “retained professionals”. Professional fees related to the Chapter 11 Cases are reported separately within reorganization items.
Reorganization items under the bankruptcy filings are expense and income items that were incurred or realized by the Debtors as a result of the Chapter 11 Cases and are presented separately in the unaudited condensed combined statement of operations of the Debtors. These items include professional fees and similar types of expenses incurred directly related to the bankruptcy filings, loss accruals or gains or losses resulting from activities of the reorganization process, and interest earned on cash accumulated by the Debtors. Reorganization items are as follows:

		Cumulative Post-
	Month Ended	Petition Period Ended
Reorganization Items income (expense)	October 31, 2009	October 31, 2009
	(In thousands)
Gains on liabilities subject to compromise (1)	$(481)	$(5,530)
Interest income (2)	(1)	(24)
U.S. Trustee fees (3)	863	3,381
Restructuring costs — Chapter 11 Retained Professionals (4)	8,021	55,375
Restructuring costs — other professional fees (5)	2,837	5,552

Total reorganization items	$11,239	$58,754

(1)	This amount primarily includes repudiation, rejection or termination of contracts or guarantee of obligations. At October 31, 2009, such cumulative gains reflect agreements reached with certain critical vendors (as defined), which were authorized by the Bankruptcy Court and for which certain payments on an installment basis began in July 2009.

(2)	Interest income primarily reflects amounts earned on cash accumulated as a result of the Chapter 11 Cases.

(3)	Estimate of fees due for applicable reporting periods remain subject to confirmation and review by the U.S. Trustee.

(4)	See Schedule VIII which sets forth those professionals whose retention was approved by separate order of the Bankruptcy Court. Certain of the retained professionals have agreements that provide for success or completion fees that are payable upon the consummation of specified restructuring or sale transactions.

(5)	These fees relate to costs incurred by the Debtors for services rendered by non-attorney, non-core Chapter 11 professionals.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE I
COMBINED CONDENSED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Month Ended October 31, 2009
			Combined
	Debtors	Eliminations	Debtors
	(In thousands, except for per share amounts)
Revenues:
Minimum rents	$139,394	$(4)	$139,390
Tenant recoveries	63,006	—	63,006
Overage rents	4,962	—	4,962
Land sales	1,387	—	1,387
Other	6,274	—	6,274

Total revenues	215,023	(4)	215,019

Expenses:
Real estate taxes	19,714	—	19,714
Repairs and maintenance	16,949	—	16,949
Marketing	2,418	—	2,418
Ground and other rents	840	4	844
Other property operating costs	28,708	(63)	28,645
Land sales operations	1,800	—	1,800
Provision for doubtful accounts	1,575	—	1,575
Property management and other costs	8,920	63	8,983
General and administrative	1,834	(8)	1,826
Provisions for impairment	—	—	—
Depreciation and amortization	49,889	—	49,889

Total expenses	132,647	(4)	132,643

Operating income	82,376	—	82,376

Interest (expense) income, net	(95,251)	202	(95,049)

(Loss) income before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(12,875)	202	(12,673)
Provision for income taxes	(354)	—	(354)
Equity in income of Real Estate Affiliates	1,025	11,407	12,432
Reorganization items	(11,239)	—	(11,239)

Net (loss) income	(23,443)	11,609	(11,834)
Allocation to noncontrolling interests	(1,007)	249	(758)

Net (loss) income attributable to common stockholders	$(24,450)	$11,858	$(12,592)

Basic and Diluted Earnings Per Share:	$(0.08)	$0.04	$(0.04)

Comprehensive Loss, Net:
Net (loss) income attributable to common stockholders	$(24,450)	$11,858	$(12,592)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	1,126	(26)	1,100
Accrued pension adjustment	(22)	—	(22)
Foreign currency translation	3,612	(84)	3,528

Other comprehensive income (loss), net	4,716	(110)	4,606

Comprehensive loss attributable to common stockholders	$(19,734)	$11,748	$(7,986)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE II
COMBINED CONDENSED BALANCE SHEET
(UNAUDITED)

	Month Ended October 31, 2009
			Combined
	Debtors	Eliminations	Debtors
		(In thousands)
Assets:
Investment in real estate:
Land	$2,946,948	$—	$2,946,948
Buildings and equipment	19,476,669	—	19,476,669
Less accumulated depreciation	(4,033,161)	—	(4,033,161)
Developments in progress	837,945	(72,396)	765,549

Net property and equipment	19,228,401	(72,396)	19,156,005
Investment in and loans to/from Unconsolidated Real Estate Affiliates	610,959	(220,117)	390,842
Investment property and property held for development and sale	1,113,474	72,136	1,185,610
Investment in controlled non-debtor entities	16,671,261	(12,698,808)	3,972,453

Net investment in real estate	37,624,095	(12,919,185)	24,704,910
Cash and cash equivalents	645,486	11,982	657,468
Accounts and notes receivable, net	328,755	—	328,755
Goodwill	205,257	—	205,257
Deferred expenses, net	243,235	—	243,235
Prepaid expenses and other assets	585,446	(29,549)	555,897

Total assets	$39,632,274	$(12,936,752)	$26,695,522

Liabilities and Equity:
Mortgages, notes and loans payable	$400,000	$—	$400,000
Investment in and loans to/from Unconsolidated Real Estate Affiliates	32,737	—	32,737
Deferred tax liabilities	906,021	—	906,021
Accounts payable and accrued expenses	725,153	(31,261)	693,892

Total liabilities not subject to compromise	2,063,911	(31,261)	2,032,650
Liabilities subject to compromise	22,968,322	(468,552)	22,499,770

Total liabilities	25,032,233	(499,813)	24,532,420

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	23,254	12,567	35,821

Total redeemable noncontrolling interests	144,010	12,567	156,577

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 313,831,842 shares issued as of October 31, 2009	3,138	—	3,138
Additional paid-in capital	9,577,377	(5,783,745)	3,793,632
Retained earnings (accumulated deficit)	4,942,485	(6,665,861)	(1,723,376)
Accumulated other comprehensive loss	(4,181)	100	(4,081)
Less common stock in treasury, at cost, 1,449,939 shares as of October 31, 2009	(76,752)	—	(76,752)

Total stockholder’s equity	14,442,067	(12,449,506)	1,992,561
Noncontrolling interests in consolidated real estate affiliates	13,964	—	13,964

Total equity	14,456,031	(12,449,506)	2,006,525

Total liabilities and equity	$39,632,274	$(12,936,752)	$26,695,522

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE III
SCHEDULE OF PAYROLL AND PAYROLL TAXES
(UNAUDITED)
as of and for the month ended October 31, 2009

Gross Wage	Employee Payroll	Employer Payroll
Expense (c)	Taxes Withheld (a)	Taxes Remitted (b)
	(In thousands)
$21,340	$5,362	$981

(a)	Employee Payroll Taxes are withheld each pay period and remitted by the Company, together with the Employer Payroll Taxes, to the appropriate tax authorities.

(b)	Gross Wages are generally paid by the Company on behalf of the Debtors every two weeks, and were last paid in this period, including withholding amounts, on October 23, 2009.

(c)	Includes approximately $4.5 million of discretionary and deferred quarterly bonuses (as approved by the Bankruptcy Court and pursuant to existing employment agreements) to the Chief Executive Officer and the President of the company.
SCHEDULE IV
SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
(UNAUDITED)

		Amounts Paid
	Amount Accrued	Month Ended
	October 31, 2009	October 31, 2009
	(In thousands)
Federal and state income taxes	$3,879	$—

State and local taxes:
Property *	93,978	15,013
Sales and use	1,429	1,388
Franchise	2,383	272
Other	65	42

Total state and local taxes	97,855	16,715

Total taxes	$101,734	$16,715

*	Additional detail on the property taxes by Operating Property is listed below.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

Property Tax
Amount Paid
	Amount Accrued	Month Ended
Operating Property	October 31, 2009	October 31, 2009
(In thousands)
10 COLUMBIA CORPORATE CENTER	$—	$—
10000 COVINGTON CROSS	—	—
10000 WEST CHARLESTON	—	1
10190 COVINGTON CROSS	—	—
1120/40 TOWN CENTER DRIVE	—	—
1160/80 TOWN CENTER DRIVE	—	—
1201/41 TOWN CENTER DR 2ND U3	—	—
1201/41 TOWN CENTER DRIVE	—	—
1240 ALA MOANA BLVD	—	—
1251/81 TOWN CENTER DRIVE	—	—
1290 ALA MOANA BLVD	—	—
1551 HILLSHIRE DRIVE	—	8
1635 VILLAGE CENTER CIRCLE	—	—
1645 VILLAGE CENTER CIRCLE	—	—
20 COLUMBIA CORPORATE CENTER	—	—
30 COLUMBIA CORPORATE CENTER	—	—
306 KAMANI STREET	—	—
324 KAMAUNI STREET	—	—
330 KAMANI STREET	—	—
40 COLUMBIA CORPORATE CENTER	—	—
404 WARD AVENUE	—	—
420 WARD AVENUE	—	—
4848 OUTPARCEL	15	23
50 COLUMBIA CORPORATE CENTER	—	—
506 AHUI STREET	—	—
532 AHUI STREET BUILDING	—	—
60 COLUMBIA CORPORATE CENTER	—	—
801 HALEKAUWILA STREET	—	—
834 POHUKAINA ST.	—	—
837 HALEKAUWILA STREET	—	—
849/863 HALEKAUWILA STREET	—	—
900 HALEKAUWILA STREET	—	—
955 KAWAIAHAO STREET	—	—
955 WAIMANU STREET	—	—
956 KAWAIAAHAO (PARK LOT)	—	—
956 QUEEN STREET	—	—
9901/21 COVINGTON CROSS	—	—
9950/80 COVINGTON CROSS	—	—
ALA MOANA CENTER	2,504	—
ALA MOANA PACIFIC CENTER	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	October 31, 2009	October 31, 2009
	(In thousands)
ALA MOANA PLAZA	—	—
ALA MOANA TOWER	—	—
ALA MOANA-KAPIOLANI PROPERTIES	—	—
ALA MOANA-KONA STREET	—	—
ALAMEDA PLAZA	152	—
ANIMAS VALLEY MALL	195	—
APACHE MALL	—	—
ARIZONA CENTER	133	60
ARIZONA CENTER ARIZONA CENTER ONE	469	16
ARIZONA CENTER ARIZONA CENTER TWO	468	14
ARIZONA CENTER CINEMA	9	8
ARIZONA CENTER GARDEN OFFICE	32	—
ARIZONA CENTER OFFICE	58	—
ARIZONA CENTER OTHER	—	—
ARIZONA CENTER PARKING	114	8
ARIZONA CENTER-WEST PRKNG LOT	—	—
AUGUSTA MALL	576	—
AUGUSTA MALL ANCHOR ACQ	288	—
AUSTIN BLUFFS PLAZA	42	—
AUSTIN MALL LTD PARTNERSHIP	—	—
BAILEY HILL	6	—
BASKIN ROBBINS	5	—
BAY CITY MALL	—	—
BAYSHORE MALL	161	—
BEACHWOOD PLACE	3,255	—
BELLIS FAIR	45	200
BIRCHWOOD MALL	7	—
BOISE TOWN SQUARE ANCHOR ACQ	63	—
BOISE TOWNE PLAZA	175	—
BOISE TOWNE SQUARE	1,498	—
BRASS MILL CENTER	—	—
BRASS MILL COMMONS	—	—
BURLINGTON TOWN CENTER	47	15
BURLINGTON TOWN CENTER OFFICE	9	—
CACHE VALLEY MALL	239	—
CACHE VALLEY MARKETPLACE	95	—
CALENDONIAN HOLDING	—	—
CANYON POINT	—	—
CAPITAL MALL	257	—
CENTURY PLAZA	63	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	October 31, 2009	October 31, 2009
	(In thousands)
CHAPEL HILLS MALL	1,040	—
CHICO MALL	158	—
CHULA VISTA CENTER	262	1
COLLIN CREEK	1,481	—
COLLIN CREEK-DILLARDS	—	—
COLONY SQUARE MALL	320	—
COLUMBIA BANK DRIVE THRU	—	—
COLUMBIA CENTER-C.A. BUILDING	—	—
COLUMBIA CENTER-EXHIBIT BLDG	—	—
COLUMBIA DEVELOPMENT CORPORATION	—	—
COLUMBIA MALL	467	—
COLUMBIANA CENTER	1,275	—
CORONADO MALL	611	—
CORPORATE POINTE #2	8	—
CORPORATE POINTE #3	12	—
COTTONWOOD MALL	236	—
COTTONWOOD SQUARE	35	—
COUNTRY HILL PLAZA	112	—
CROSSING BUSINESS CENTER #6	—	—
CROSSING BUSINESS CENTER #7	—	—
CROSSROADS CENTER (MN)	—	1,452
DEERBROOK MALL	1,206	—
DEERBROOK MALL ANCHOR ACQ	56	—
DIVISION CROSSING	76	—
DMV BUILDING	—	—
EAGLE RIDGE MALL	436	—
EASTRIDGE MALL (CA)	548	—
EASTRIDGE MALL (WY)	219	—
EDEN PRAIRIE CENTER	—	2,093
EDEN PRAIRIE CENTER ANCHOR ACQ	—	108
ELK GROVE PROMENADE	1,167	—
FALLBROOK CENTER	499	—
FANEUIL HALL MARKETPLACE	—	1,017
FANEUIL HALL MKTPL.-N.OFFICE	—	—
FANEUIL HALL MKTPL.-N.RETAIL	—	—
FANEUIL HALL MKTPL.-QUINCY	—	—
FANEUIL HALL MKTPL.-S.RETAIL	—	—
FANEUIL HALL OFFICE	—	—
FANUEUIL HALL MKTPL.-S.OFFICE	—	—
FASHION PLACE	683	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	October 31, 2009	October 31, 2009
FASHION PLACE ANCHOR ACQ	75	—
FASHION SHOW	2	—
FIFTY COLUMBIA CORPORATE CTR, INC.	—	—
FOODMAKER, INC.	—	—
FOOTHILLS MALL	773	—
FORT UNION	54	—
FORTY COLUMBIA CORP CTR, INC.	—	—
FOUR SEASONS TOWN CENTRE MALL	—	—
FOUR STATE/TRC OF NEVADA	—	—
FOX RIVER MALL	1,197	—
FREMONT VILLAGE	—	—
GARDEN OFFICE BUILDING	—	—
GATEWAY CROSSING SHOPPING CTR	159	—
GATEWAY MALL	320	—
GGPLP-SHARED	1,639	—
GGPLP-VICTORIA WARD	—	—
GLENBROOK SQUARE	5,972	—
GLENBROOK SQUARE ANCHOR ACQ	171	—
GRAND TETON MALL	663	—
GRAND TETON PLAZA	149	—
GRAND TRAVERSE MALL	8	—
GREENGATE MALL, INC.	—	—
GREENWOOD MALL	30	368
HALEKAUWILA BUILDING	—	—
HALSEY CROSSING	25	—
HARBORPLACE	—	26
COLUMBIA HRD BENSON LEASES	—	—
HUGHES SUMMERLIN OTHER	—	—
HULEN MALL	1,672	—
JORDAN CREEK TOWN CENTER	3,544	—
JP REALTY ADJUSTMENTS	—	—
KADOWAKI, JAY	—	—
KAMAKEE BUILDING	—	—
KAMANI BUILDING	—	—
KENDALL TOWN CENTER	—	—
KLING TRUST (CLIFFORD ET AL)	—	—
KNOLLWOOD MALL	—	193
LAKEMOOR	—	—
LAKESIDE MALL	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	October 31, 2009	October 31, 2009
LAKEVIEW SQUARE	92	—
LANDMARK MALL	163	—
LANSING MALL	278	—
LINCOLNSHIRE COMMONS	349	—
LOCKPORT MALL	—	—
LYNNHAVEN MALL	825	—
MALL AT SIERRA VISTA	145	219
MALL OF LOUISIANA	763	—
MALL OF LOUSIANA POWER CENTER	121	—
MALL OF THE BLUFFS	1,821	—
MALL ST. MATHEWS	580	83
MALL ST. VINCENT	521	—
MARKET PLACE SHOPPING CENTER	1,393	—
MAYFAIR BANK TOWER	256	—
MAYFAIR MALL	3,700	—
MAYFAIR NORTH TOWER	268	—
MAYFAIR PROFESSIONAL	102	—
MAYFAIR-AURORA HEALTH CENTER	244	—
MONDAWMIN MALL	—	—
MONDAWMIN MALL-OFFICE	—	—
MORENO VALLEY MALL	98	7
NATICK-NOUVELLE AT NATICK	(399)	399
NEIGHBORHOOD STORES	—	—
NEWGATE MALL	601	—
NEWPARK MALL	306	—
NEWPARK MALL ANCHOR ACQ	52	—
NORTH PLAINS MALL	49	—
NORTH POINT MALL	1,997	—
NORTH STAR MALL	2,830	—
NORTH STAR MALL ANCHOR ACQ	349	—
NORTH TOWN MALL	10	572
NORTHGATE MALL	540	—
NORTHRIDGE FASHION CENTER	797	—
OAKWOOD CENTER	381	—
OAKWOOD MALL	985	—
OGLETHORPE MALL	469	—
OREM PLAZA CENTER STREET	61	—
OREM PLAZA STATE STREET	28	—
OTHER HUGHES PROPERTIES	—	—
OVIEDO MARKETPLACE	515	—
OWINGS MALL	—	3

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	October 31, 2009	October 31, 2009
	(In thousands)
OWINGS MILLS-OFFICE ALLOCATIONS	—	—
OXMOOR MALL	628	—
PARK CITY CENTER	—	—
PARK MEADOWS	—	—
PARK PLACE	450	522
PARK WEST	463	437
PEACHTREE MALL	605	—
PECANLAND MALL	531	—
PECANLAND MALL ANCHOR ACQ	42	—
PIEDMONT MALL	84	—
PIERRE BOSSIER MALL	197	—
PINE RIDGE MALL	379	—
PIONEER PLACE	202	—
PIONEER PLACE LP EXPANSION	214	—
PIONEER TOWER	269	—
PIONEER TOWER GARAGE	34	—
PLAZA 800	—	—
PLAZA 9400	107	—
POHUKAINA CENTER	—	—
POHUKAINA COURT	—	—
PRICE NT CORP	—	—
PRINCE KUHIO PLAZA	—	—
PROVIDENCE PLACE	—	200
PROVO PLAZA	31	—
RED CLIFFS MALL	234	—
RED CLIFFS PLAZA	50	—
REDLANDS PROMENADE	132	—
REGENCY SQUARE MALL	1,061	—
RIDGEDALE CENTER	—	1,771
RIDGLEY BUILDING	—	—
RIO WEST MALL	185	—
RIVER FALLS	1,363	—
RIVER HILLS MALL	1,330	773
RIVER POINTE PLAZA	89	—
RIVERLANDS SHOPPING CENTER	49	—
RIVERSIDE PLAZA	121	—
RIVERTOWN CROSSINGS	(31)	31
ROGUE VALLEY MALL	264	—
SAINT LOUIS GALLERIA	3,171	—
SALEM CENTER	180	—
SIKES SENTER	1,006	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	October 31, 2009	October 31, 2009
	(In thousands)
SILVER LAKE MALL	199	—
SOONER MALL	324	—
SOUTH STREET MARKETPLACE THEAT	161	—
SOUTH STREET SEAPORT	—	—
SOUTHLAKE MALL	874	—
SOUTHLAND CENTER (MI)	—	—
SOUTHLAND MALL (CA)	541	—
SOUTHSHORE MALL	—	68
SOUTHWEST OFF CTR I	141	—
SOUTHWEST OFF CTR II	44	—
SOUTHWEST PLAZA	1,899	—
SPRING HILL MALL	1,909	—
ST LOUIS GALLERIA ANCH ACQ	64	—
STATEN ISLAND ALLOCATION-B	—	—
STATEN ISLAND MALL	—	—
STATEN ISLAND MALL CENTER, INC	—	—
STATEN ISLAND MALL PHASE I	—	—
STATEN ISLAND MALL PHASE II	—	—
STATEN ISLAND THE CROSSINGS	—	—
STATEN ISLAND-ALLOCATION A	—	—
STEEPLEGATE MALL	—	—
STONESTOWN GALLERIA	1,203	—
STONESTOWN MEDICAL BUILDING	75	—
THE BOULEVARD MALL	—	176
THE BRIDGES AT MINT HILL	16	—
THE COMMONS AT FOOTHILLS MALL	27	—
THE CROSSROADS (MI)	—	—
THE GALLERY AT HARBORPLACE	—	—
THE GALLERY AT HARBORPLACE-GARAGE	1,023	—
THE GALLERY AT HARBORPLACE-OFFICE	—	—
THE GALLERY AT HARBORPLACE-OTHER	—	—
THE GRAND CANAL SHOPPES	—	—
THE HUGHES CORPORATION	—	—
THE MAINE MALL	338	—
THE PINES	82	—
THE PLAZA AT FOOTHILLS MALL	63	—
THE SHOPS AT FALLEN TIMBERS	1528	—
THE SHOPS AT FOOTHILIS MALL	102	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	October 31, 2009	October 31, 2009
	(In thousands)
THE SHOPS AT SUMMERLIN CENTRE	123	53
THE VILLAGE AT REDLANDS	66	—
THE VILLAGE OF CROSS KEYS	—	2
THE VILLAGE OF CROSS KEYS OFFICE	—	—
THE WOODLANDS MALL	1,324	—
THE WOODLANDS MALL ANCHOR ACQ	77	—
THHC LAND (WOBU)	—	—
THREE RIVERS MALL	—	102
TOWN EAST MALL	2,965	—
TRCLP	—	6
TRCLP OPER PROP ADJ	—	—
TRCLP-SOLD/CLOSED	—	—
TRS — PARK WEST	—	—
TRS 9	—	—
TRS1 LAND ADJUSTMENT	—	—
TRS2-SOLD PROPERTIES	—	—
TRS3-SOLD PROPERTIES	—	—
TRS5-SOLD PROPERTIES	—	—
TUCSON ANCHOR ACQ	22	—
TUCSON ENTERTAINMENT PAVILION	14	—
TUCSON MALL	321	536
TWINS FALLS CROSSINGS	28	—
TYSONS GALLERIA	808	—
UNIVERSITY CROSSING	187	—
VALLEY HILLS MALL	405	—
VALLEY PLAZA ANCHOR ACQ	—	—
VALLEY PLAZA MALL	303	—
VCK ALLOCATION	—	—
VCK ALLOCATION-ALL	—	—
VCK CROSS KEYS INN	—	—
VICTORIA WARD ADJ	—	—
VICTORIA WARD SHARED OPERATION	30	—
VILLAGE AT JORDAN CREEK	932	—
VILLAGE SQUARE-RETAIL PH III	—	—
VISALIA MALL	153	—
VISTA COMMONS	—	—
VISTA RIDGE MALL	1,735	—
WASHINGTON PARK MALL	132	—
WEST VALLEY MALL	284	—
WESTWOOD MALL	5	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	October 31, 2009	October 31, 2009
	(In thousands)
WHITE MARSH MALL	—	—
WHITE MOUNTAIN MALL	90	—
WILLOWBROOK MALL (NJ)	186	1,746
WOODBRIDGE CENTER	—	1,643
WOODLANDS VILLAGE	35	53
YELLOWSTONE SQUARE	70	—
LUFKIN MALL	—	—

	$93,978	$15,013

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	October 31, 2009
		(In thousands)
South Street Seaport Limited Partnership	09-11963	$1,476
Seaport Marketplace, LLC	09-11964	—
Seaport Marketplace Theatre, LLC	09-11965	3
Lockport L.L.C.	09-11966	9
RASCAP Realty, Ltd.	09-11967	—
Bellis Fair Partners	09-11968	1,043
GGP-Mint Hill L.L.C.	09-11969	—
Pines Mall Partners	09-11970	58
GGP-Grandville L.L.C.	09-11971	1,137
GGP-Grandville II L.L.C.	09-11972	—
GGP-Redlands Mall, L.P.	09-11973	65
La Place Shopping, L.P.	09-11974	26
GGP-Tucson Land L.L.C.	09-11975	26
Tucson Anchor Acquisition, LLC	09-11976	2,830
General Growth Properties, Inc.	09-11977	—
GGP Limited Partnership	09-11978	27,634
Rouse LLC	09-11979	—
GGP American Properties Inc.	09-11980	—
Caledonian Holding Company, Inc.	09-11981	—
GGPLP L.L.C.	09-11982	2
Rouse Company LP, The	09-11983	2,639
TRC Co-Issuer, Inc.	09-11984	—
Oakwood Shopping Center Limited Partnership	09-11985	403
Alameda Mall Associates	09-11986	790
Bay Shore Mall Partners	09-11987	410
Chico Mall, L.P.	09-11988	399
Lansing Mall Limited Partnership	09-11989	429
GGP-Pecanland, L.P.	09-11990	405
GGP-Pecanland II, L.P.	09-11991	—
Southland Mall, L.P.	09-11992	1,605
South Shore Partners, L.P.	09-11993	102
Price Financing Partnership, L.P.	09-11994	—
Price GP L.L.C.	09-11995	—
HHP Government Services, Limited Partnership	09-11996	7
Ho Retail Properties I Limited Partnership	09-11997	270
New Orleans Riverwalk Associates	09-11998	679
New Orleans Riverwalk Limited Partnership	09-11999	—
White Marsh General Partnership	09-12000	577
White Marsh Mall Associates	09-12001	577
White Marsh Phase II Associates	09-12002	577

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	October 31, 2009
		(In thousands)
Parke West, LLC	09-12003	533
GGP-Newpark L.L.C.	09-12004	790
Elk Grove Town Center, L.P.	09-12005	12
Baltimore Center Associates Limited Partnership	09-12006	1,046
Baltimore Center Garage Limited Partnership	09-12007	118
Century Plaza L.L.C.	09-12008	98
Harbor Place Associates Limited Partnership	09-12009	389
Price Development Company, Limited Partnership	09-12010	74
Rouse-Phoenix Theatre Limited Partnership	09-12011	15
Rouse-Arizona Retail Center Limited Partnership	09-12012	410
Rouse-Phoenix Master Limited Partnership	09-12013	—
Saint Louis Land L.L.C.	09-12014	—
Southland Center, LLC	09-12015	868
GGP-North Point Land L.L.C.	09-12016	—
Majestic Partners-Provo, LLC	09-12017	1
GGP-Mall of Louisiana, L.P.	09-12018	1,300
NewPark Anchor Acquisition, LLC	09-12019	—
Parkview Office Building Limited Partnership	09-12020	65
Parkside Limited Partnership	09-12021	62
Park Square Limited Partnership	09-12022	74
Rouse SI Shopping Center, LLC	09-12023	3,141
Augusta Mall, LLC	09-12024	1,419
Burlington Town Center LLC, The	09-12025	398
Fashion Show Mall LLC	09-12026	4,407
GGP Ala Moana L.L.C.	09-12027	9,757
GGP Jordan Creek L.L.C.	09-12028	1,234
GGP Village at Jordan Creek L.L.C.	09-12029	31
GGP-Four Seasons L.L.C.	09-12030	806
Lincolnshire Commons, LLC	09-12031	191
Phase II Mall Subsidiary, LLC	09-12032	2,013
St. Cloud Mall L.L.C.	09-12033	1,974
Valley Hills Mall L.L.C.	09-12034	610
GGP Holding, Inc.	09-12035	218
The Rouse Company BT, LLC	09-12036	—
Rouse Company Operating Partnership LP, The	09-12037	—
10000 West Charleston Boulevard, LLC	09-12040	193
10190 Covington Cross, LLC	09-12041	105
1120/1140 Town Center Drive, LLC	09-12042	55
1160/1180 Town Center Drive, LLC	09-12043	38
1201-1281 Town Center Drive, LLC	09-12044	45

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	October 31, 2009
		(In thousands)
1251 Center Crossing, LLC	09-12045	—
1450 Center Crossing Drive, LLC	09-12046	18
1451 Center Crossing Drive, LLC	09-12047	10
1551 Hillshire Drive, LLC	09-12048	129
1635 Village Centre Circle, LLC	09-12049	25
1645 Village Center Circle, LLC	09-12050	30
9901-9921 Covington Cross, LLC	09-12051	21
9950-9980 Covington Cross, LLC	09-12052	23
Alameda Mall, L.L.C.	09-12053	—
Apache Mall, LLC	09-12054	585
Arizona Center Parking, LLC	09-12055	85
Augusta Mall Anchor Acquisition, LLC	09-12056	18
Augusta Mall Anchor Holding, LLC	09-12057	—
Augusta Mall Holding, LLC	09-12058	—
Austin Mall Limited Partnership	09-12059	1
Austin Mall, LLC	09-12060	—
Bakersfield Mall, Inc.	09-12061	—
Bakersfield Mall LLC	09-12062	639
Baltimore Center, LLC	09-12063	—
Bay City Mall Associates L.L.C.	09-12064	271
Bay Shore Mall II L.L.C.	09-12065	—
Bay Shore Mall, Inc.	09-12066	—
Beachwood Place Holding, LLC	09-12067	—
Beachwood Place Mall, LLC	09-12068	1,965
Benson Park Business Trust	09-12069	1
Birchwood Mall, LLC	09-12070	157
Boise Mall, LLC	09-12071	667
Boise Town Square Anchor Acquisition, LLC	09-12072	1
Boise Towne Plaza L.L.C.	09-12073	49
Boulevard Associates	09-12074	1,289
Boulevard Mall, Inc.	09-12075	—
Boulevard Mall I LLC	09-12076	—
Boulevard Mall II LLC	09-12077	—
BTS Properties L.L.C.	09-12078	—
Cache Valley, LLC	09-12079	119
Century Plaza, Inc.	09-12080	—
Champaign Market Place L.L.C.	09-12081	1,080
Chapel Hills Mall L.L.C.	09-12082	750
Chattanooga Mall, Inc.	09-12083	—
Chico Mall L.L.C.	09-12084	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	October 31, 2009
		(In thousands)
Chula Vista Center, LLC	09-12085	215
Collin Creek Anchor Acquisition, LLC	09-12086	—
Collin Creek Mall, LLC	09-12087	742
Colony Square Mall L.L.C.	09-12088	96
Columbia Mall L.L.C.	09-12089	719
Coronado Center L.L.C.	09-12090	1,217
Coronado Center Holding L.L.C.	09-12091	—
Cottonwood Mall, LLC	09-12092	248
Country Hills Plaza, LLC	09-12093	77
Deerbrook Mall, LLC	09-12094	778
DK Burlington Town Center LLC	09-12095	—
Eagle Ridge Mall, Inc.	09-12096	—
Eagle Ridge Mall, L.P.	09-12097	469
Eastridge Shopping Center L.L.C.	09-12098	1,359
Eden Prairie Anchor Building L.L.C.	09-12099	111
Eden Prairie Mall, Inc.	09-12100	—
Eden Prairie Mall L.L.C.	09-12101	2,719
Elk Grove Town Center L.L.C.	09-12102	—
ER Land Acquisition L.L.C.	09-12103	—
Fallbrook Square Partners Limited Partnership	09-12104	547
Fallbrook Square Partners L.L.C.	09-12105	—
Fallen Timbers Shops, LLC	09-12106	184
Fallen Timbers Shops II, LLC	09-12107	—
Faneuil Hall Marketplace, LLC	09-12108	2,257
Fashion Place, LLC	09-12109	4,469
Fashion Place Anchor Acquisition, LLC	09-12110	8
Fifty Columbia Corporate Center, LLC	09-12111	—
Forty Columbia Corporate Center, LLC	09-12112	—
Fox River Shopping Center, LLC	09-12113	1,433
Franklin Park Mall, LLC	09-12114	—
Franklin Park Mall Company, LLC	09-12115	—
Gateway Crossing L.L.C.	09-12116	71
Gateway Overlook Business Trust	09-12117	427
Gateway Overlook II Business Trust	09-12118	—
GGP Acquisition, L.L.C.	09-12119	—
GGP Ala Moana Holdings L.L.C.	09-12120	—
GGP American Holdings Inc.	09-12121	—
GGP General II, Inc.	09-12122	—
GGP Holding II, Inc.	09-12123	2
GGP Holding Services, Inc.	09-12124	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	October 31, 2009
		(In thousands)
GGP Ivanhoe II, Inc.	09-12125	—
GGP Ivanhoe IV Services, Inc.	09-12126	—
GGP Kapiolani Development L.L.C.	09-12127	51
GGP Knollwood Mall, LP	09-12128	429
GGP Natick Residence LLC	09-12129	958
GGP Savannah L.L.C.	09-12130	—
GGP/Homart, Inc.	09-12131	42
GGP/Homart Services, Inc.	09-12132	—
GGP-Bay City One, Inc.	09-12133	—
GGP-Brass Mill, Inc.	09-12134	1,023
GGP-Burlington L.L.C.	09-12135	—
GGP-Canal Shoppes L.L.C.	09-12136	—
GGP-Foothills L.L.C.	09-12137	223
GGP-Glenbrook L.L.C.	09-12138	992
GGP-Glenbrook Holding L.L.C.	09-12139	1
GGP-Grandville Land L.L.C.	09-12140	—
GGP-La Place, Inc.	09-12141	—
GGP-Lakeview Square, Inc.	09-12142	—
GGP-Lansing Mall, Inc.	09-12143	—
GGP-Maine Mall L.L.C.	09-12144	1,640
GGP-Maine Mall Holding L.L.C.	09-12145	—
GGP-Maine Mall Land L.L.C.	09-12146	—
GGP-Moreno Valley, Inc.	09-12147	1,098
GGP-Newgate Mall, LLC	09-12148	742
GGP-Newpark, Inc.	09-12149	—
GGP-North Point, Inc.	09-12150	1,302
GGP-Pecanland, Inc.	09-12151	—
GGP-Redlands Mall L.L.C.	09-12152	—
GGP-South Shore Partners, Inc.	09-12153	—
GGP-Steeplegate, Inc.	09-12154	959
GGP-Tucson Mall L.L.C.	09-12155	1,819
GGP-UC L.L.C.	09-12156	76
Grand Canal Shops II, LLC	09-12157	3,185
Grandville Mall II, Inc.	09-12158	—
Grandville Mall, Inc.	09-12159	—
Greengate Mall, Inc.	09-12160	—
Greenwood Mall Land, LLC	09-12161	—
Harborplace Borrower, LLC	09-12162	—
Hickory Ridge Village Center, Inc.	09-12163	—
HMF Properties, LLC	09-12164	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	October 31, 2009
		(In thousands)
Ho Retail Properties II Limited Partnership	09-12165	138
Hocker Oxmoor, LLC	09-12166	615
Hocker Oxmoor Partners, LLC	09-12167	—
Howard Hughes Canyon Pointe Q4, LLC	09-12168	64
Howard Hughes Corporation, The	09-12169	3,947
Howard Hughes Properties, Inc.	09-12170	1,620
Howard Hughes Properties, Limited Partnership	09-12171	23
Howard Hughes Properties IV, LLC	09-12172	13
Howard Hughes Properties V, LLC	09-12173	16
HRD Parking, Inc.	09-12174	9
HRD Remainder, Inc.	09-12175	6
Hulen Mall, LLC	09-12176	731
Hughes Corporation, The	09-12177	—
Kapiolani Condominium Development, LLC	09-12178	—
Kapiolani Retail, LLC	09-12179	—
Knollwood Mall, Inc.	09-12180	—
Lakeside Mall Holding, LLC	09-12181	—
Lakeside Mall Property LLC	09-12182	1,316
Lakeview Square Limited Partnership	09-12183	404
Land Trust No. 89433	09-12184	—
Land Trust No. 89434	09-12185	—
Land Trust No. FHB-TRES 200601	09-12186	—
Land Trust No. FHB-TRES 200602	09-12187	—
Landmark Mall L.L.C.	09-12188	298
Lynnhaven Holding L.L.C.	09-12189	—
Lynnhaven Mall L.L.C.	09-12190	1,708
Mall of Louisiana Holding, Inc.	09-12191	—
Mall of Louisiana Land, LP	09-12192	18
Mall of Louisiana Land Holding, LLC	09-12193	—
Mall of the Bluffs, LLC	09-12194	174
Mall St. Matthews Company, LLC	09-12195	—
Mall St. Vincent, Inc.	09-12196	—
Mall St. Vincent, L.P.	09-12197	386
Mayfair Mall, LLC	09-12198	783
MSAB Holdings, Inc.	09-12199	—
MSAB Holdings L.L.C.	09-12200	—
MSM Property L.L.C.	09-12201	889
Natick Retail, LLC	09-12202	—
Newgate Mall Land Acquisition, LLC	09-12203	—
NewPark Mall L.L.C.	09-12204	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	October 31, 2009
		(In thousands)
North Plains Mall, LLC	09-12205	18
North Star Anchor Acquisition, LLC	09-12206	57
North Star Mall, LLC	09-12207	1,574
North Town Mall, LLC	09-12208	887
Northgate Mall L.L.C.	09-12209	339
NSMJV, LLC	09-12210	—
Oakwood Hills Mall, LLC	09-12211	119
Oglethorpe Mall L.L.C.	09-12212	864
Oklahoma Mall L.L.C.	09-12213	—
OM Borrower, LLC	09-12214	—
One Willow Company, LLC	09-12215	—
Orem Plaza Center Street, LLC	09-12216	—
Owings Mills Limited Partnership	09-12217	189
Park Mall, Inc.	09-12218	—
Park Mall L.L.C.	09-12219	1,649
PDC Community Centers L.L.C.	09-12220	297
PDC-Eastridge Mall L.L.C.	09-12221	358
PDC-Red Cliffs Mall L.L.C.	09-12222	148
Peachtree Mall L.L.C.	09-12223	568
Pecanland Anchor Acquisition, LLC	09-12224	—
Piedmont Mall, LLC	09-12225	335
Pierre Bossier Mall, LLC	09-12226	165
Pine Ridge Mall L.L.C.	09-12227	202
Pioneer Office Limited Partnership	09-12228	182
Pioneer Place Limited Partnership	09-12229	312
Price Development TRS, Inc.	09-12230	—
Price-ASG L.L.C.	09-12231	603
Prince Kuhio Plaza, Inc.	09-12232	—
Providence Place Holdings, LLC	09-12233	—
Redlands Land Acquisition Company L.L.C.	09-12234	—
Redlands Land Acquisition Company, L.P.	09-12235	—
Redlands Land Holding L.L.C.	09-12236	1
Ridgedale Center, LLC	09-12237	2,858
Rio West L.L.C.	09-12238	172
River Falls Mall, LLC	09-12239	36
River Hills Land, LLC	09-12240	—
River Hills Mall, LLC	09-12241	1,676
Rogue Valley Mall L.L.C.	09-12242	301
Rogue Valley Mall Holding L.L.C.	09-12243	—
The Rouse Company at Owings Mills, LLC	09-12244	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	October 31, 2009
		(In thousands)
Rouse Company of Florida, LLC, The	09-12245	1
The Rouse Company of Louisiana, LLC	09-12246	—
The Rouse Company of Michigan, LLC	09-12247	—
The Rouse Company of Minnesota, LLC	09-12248	—
The Rouse Company of Ohio, LLC	09-12249	—
Rouse F.S., LLC	09-12250	—
Rouse Office Management of Arizona, LLC	09-12251	—
Rouse Providence LLC	09-12252	3,014
Rouse Ridgedale, LLC	09-12253	—
Rouse Ridgedale Holding, LLC	09-12254	—
Rouse Southland, LLC	09-12255	—
Rouse-Arizona Center, LLC	09-12256	—
Rouse-Fairwood Development Corporation	09-12257	1
Rouse-New Orleans, LLC	09-12258	—
Rouse-Oakwood Shopping Center, LLC	09-12259	—
Rouse-Orlando, LLC	09-12260	481
Rouse-Phoenix Cinema, LLC	09-12261	—
Rouse-Phoenix Corporate Center Limited Partnership	09-12262	194
Rouse-Phoenix Development Company, LLC	09-12263	7
Rouse-Portland, LLC	09-12264	—
RS Properties Inc.	09-12265	872
Saint Louis Galleria L.L.C.	09-12266	1,471
Saint Louis Galleria Anchor Acquisition, LLC	09-12267	55
Saint Louis Galleria Holding L.L.C.	09-12268	—
Sierra Vista Mall, LLC	09-12269	303
Sikes Senter, LLC	09-12270	682
Silver Lake Mall, LLC	09-12271	87
Sixty Columbia Corporate Center, LLC	09-12272	—
Sooner Fashion Mall L.L.C.	09-12273	401
Southlake Mall L.L.C.	09-12274	876
Southland Center Holding, LLC	09-12275	—
Southland Mall, Inc.	09-12276	—
Southwest Denver Land L.L.C.	09-12277	—
Southwest Plaza L.L.C.	09-12278	323
Spring Hill Mall L.L.C.	09-12279	204
St. Cloud Land L.L.C.	09-12280	—
St. Cloud Mall Holding L.L.C.	09-12281	—
Stonestown Shopping Center L.L.C.	09-12282	—
Stonestown Shopping Center, L.P.	09-12283	1,727
Summerlin Centre, LLC	09-12284	96

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	October 31, 2009
		(In thousands)
Summerlin Corporation	09-12285	—
Three Rivers Mall L.L.C.	09-12286	357
Three Willow Company, LLC	09-12287	—
Town East Mall, LLC	09-12288	789
Tracy Mall, Inc.	09-12289	—
Tracy Mall Partners, L.P.	09-12290	473
Tracy Mall Partners I L.L.C.	09-12291	—
Tracy Mall Partners II, L.P.	09-12292	—
TRC Willow, LLC	09-12293	—
TV Investment, LLC	09-12294	—
Two Arizona Center, LLC	09-12295	118
Two Willow Company, LLC	09-12296	—
Tysons Galleria L.L.C.	09-12297	1,703
U.K.-American Properties, Inc.	09-12298	1,286
Valley Hills Mall, Inc.	09-12299	—
Valley Plaza Anchor Acquisition, LLC	09-12300	—
VCK Business Trust	09-12301	389
Victoria Ward Center L.L.C.	09-12302	179
Victoria Ward Entertainment Center L.L.C.	09-12303	150
Victoria Ward, Limited	09-12304	1,303
Victoria Ward Services, Inc.	09-12305	—
Village of Cross Keys, LLC, The	09-12306	53
Visalia Mall L.L.C.	09-12307	—
Vista Commons, LLC	09-12308	29
Visalia Mall, L.P.	09-12309	261
Vista Ridge Mall, LLC	09-12310	796
VW Condominium Development, LLC	09-12311	—
Ward Gateway-Industrial-Village, LLC	09-12312	236
Ward Plaza-Warehouse, LLC	09-12313	277
Weeping Willow RNA, LLC	09-12314	—
West Kendall Holdings, LLC	09-12315	375
Westwood Mall, LLC	09-12316	90
White Marsh Mall, LLC	09-12317	—
White Mountain Mall, LLC	09-12318	48
Willow SPE, LLC	09-12319	—
Willowbrook II, LLC	09-12320	—
Willowbrook Mall, LLC	09-12321	4,937
Woodbridge Center Property, LLC	09-12322	3,315
Woodlands Mall Associates, LLC, The	09-12323	1,589
10000 Covington Cross, LLC	09-12324	5

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	October 31, 2009
		(In thousands)
10 CCC Business Trust	09-12457	36
20 CCC Business Trust	09-12458	84
30 CCC Business Trust	09-12459	62
Capital Mall L.L.C.	09-12462	228
GGP-Columbiana Trust	09-12464	199
GGP-Gateway Mall L.L.C.	09-12467	450
Grand Traverse Mall Partners, LP	09-12469	567
Greenwood Mall L.L.C.	09-12471	1,018
Kalamazoo Mall L.L.C.	09-12472	512
Lancaster Trust	09-12473	1,194
Mondawmin Business Trust	09-12474	519
Running Brook Business Trust	09-12475	1
Town Center East Business Trust	09-12476	38
Burlington Town Center II LLC	09-12477	—
GGP-Mall of Louisiana, Inc.	09-12478	—
Stonestown Shopping Center Holding L.L.C.	09-12479	—
Capital Mall, Inc.	09-12480	—
GGP-Gateway Mall, Inc.	09-12481	—
GGP-Mall of Louisiana II, L.P.	09-12482	—
Grand Traverse Mall Holding, Inc.	09-12483	—
Greenwood Mall, Inc.	09-12484	—
Kalamazoo Mall, Inc.	09-12485	—
Parcit-IIP Lancaster Venture	09-12486	—
Parcity L.L.C.	09-12487	—
Parcity Trust	09-12488	—
Park City Holding, Inc.	09-12489	—
PC Lancaster L.L.C.	09-12490	—
PC Lancaster Trust	09-12491	—

		$178,818

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VI
SCHEDULE OF DEBTORS’ OPERATING PROPERTY
AGED TENANT ACCOUNTS RECEIVABLE
(UNAUDITED)

	October 31, 2009
	(In thousands)
Current	$(13,315)	*
31 - 60 days	11,955
61 - 90 days	797
91 - 120 days	4,943
Over 120 days	49,245

Gross Amount	$53,625

*	In general, reflects tenant rents paid in advance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

				Interest Expense
			Total Debt Balance	Month Ended
Property	Maturity Date	Rate (a)	October 31, 2009	October 31 (b)
			(Dollars in thousands)
Fixed Rate Loans
Secured Asset Loans:
10000 West Charleston	3/1/2011	7.88%	$21,772	$143
1160/80 Town Center	7/15/2013	6.99%	8,803	51
Ala Moana A1	9/1/2011	5.52%	750,000	3,566
Ala Moana A2	9/1/2011	5.65%	750,000	3,650
Augusta Mall	11/11/2011	5.49%	175,000	827
Baltimore Center Garage Ltd Partnership	6/1/2018	6.05%	16,092	81
Bay City	12/2/2013	5.30%	24,120	110
Bayshore	9/1/2011	7.13%	31,005	184
Beachwood Place	4/7/2011	5.60%	240,164	1,158
Bellis Fair	2/15/2016	7.34%	61,586	377
Boise Towne Plaza	7/9/2010	4.70%	10,921	44
Boise Towne Square	2/10/2011	6.64%	70,738	404
Brass Mill	4/11/2014	4.55%	123,593	484
Burlington	7/1/2010	5.03%	26,000	113
Burlington 2 (*)	7/1/2010	6.30%	5,500	30
Capital	4/1/2011	7.28%	20,291	127
Chapel Hills	10/11/2010	5.04%	115,653	501
Chico Mall	2/11/2009	4.74%	57,203	233
Collin Creek Mall	7/11/2011	6.78%	66,997	391
Columbia Mall (MO)	2/1/2013	6.05%	90,000	469
Coronado	6/7/2010	5.08%	168,798	738
Corporate Pointe 2 (10650 W. Charleston)	9/11/2012	6.83%	4,526	27
Corporate Pointe 3 (10750 W. Charleston)	9/11/2012	6.83%	4,526	27
Country Hills	6/1/2016	6.04%	13,526	70
Crossroads Center (MN)	7/30/2010	4.73%	84,306	343
Deerbrook	3/2/2009	3.46%	73,964	220
Eagle Ridge	10/12/2015	5.41%	47,578	222
Eastridge (CA)	9/1/2011	5.79%	170,000	847
Eastridge (WY )	12/5/2011	5.08%	39,162	171
Eden Prairie	4/1/2011	4.67%	79,828	321
Fallbrook	6/3/2013	6.14%	85,000	449
Faneuil Hall	4/1/2013	5.57%	94,122	451
Fashion Place	10/5/2010	5.30%	144,483	660
Four Seasons	12/11/2013	5.60%	100,429	484
Fox River	12/3/2012	5.96%	195,000	1,001
Gallery at Harborplace 1 (Baltimore Center Land, Garage & Office)	12/1/2010	7.89%	49,387	336
Gallery at Harborplace 2 (Baltimore Center Land, Garage & Office)	12/1/2010	7.03%	3,200	19
Gallery at Harborplace 3 (Baltimore Center Land, Garage & Office)	12/1/2010	7.49%	5,100	33
Gallery at Harborplace 4 (Baltimore Center Land, Garage & Office)	12/1/2010	7.93%	2,200	15
Gallery at Harborplace 5 (Baltimore Center Land, Garage & Office)	12/1/2010	8.89%	4,705	36
Gateway	4/1/2011	7.28%	39,767	249
Gateway Overlook	3/1/2013	5.78%	55,000	274
Glenbrook	7/1/2010	4.91%	177,235	750
Grand Canal Shoppes	5/1/2009	4.78%	393,754	1,621
Grand Traverse	10/1/2012	5.02%	85,302	368
Greenwood	4/1/2011	7.28%	44,647	280
Harborplace	10/5/2012	5.79%	50,000	249
Homart I (*)	2/28/2013	5.95%	245,115	1,256
Hulen Mall	12/7/2011	5.03%	113,021	490
Ivanhoe Capital (*)	12/3/2012	5.74%	93,713	463
Jordan Creek	3/2/2009	4.57%	185,950	731
JP Comm Jr. Gateway Crossing	7/9/2010	4.70%	15,234	62
JP Comm Jr. Univ. Crossing	7/9/2010	4.70%	11,373	46
JP Comm Sr. Austin Bluffs	4/9/2009	4.40%	2,288	9
JP Comm Sr. Division Crossing	4/9/2009	4.40%	5,273	20
JP Comm Sr. Fort Union	4/9/2009	4.40%	2,753	10
JP Comm Sr. Halsey Crossing	4/9/2009	4.40%	2,581	10
JP Comm Sr. Orem Plaza Center St	4/9/2009	4.40%	2,460	9
JP Comm Sr. Orem Plaza State St	4/9/2009	4.40%	1,523	6
JP Comm Sr. Riverpointe Plaza	4/9/2009	4.40%	3,811	14
JP Comm Sr. Riverside Plaza	4/9/2009	4.40%	5,454	21
JP Comm Sr. Woodlands Village	4/9/2009	4.40%	6,968	26
Knollwood	10/12/2015	5.35%	39,942	184
Lakeside Mall	12/1/2009	4.28%	180,302	665
Lakeview Square	3/1/2016	5.81%	41,334	207
Lansing I	1/15/2010	9.35%	24,144	192
Lincolnshire Commons	4/1/2013	5.98%	28,000	144

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

				Interest Expense
			Total Debt Balance	Month Ended
Property	Maturity Date	Rate (a)	October 31, 2009	October 31 (b)
			(Dollars in thousands)
Lynnhaven	7/6/2010	5.05%	236,988	1,031
Maine	6/11/2010	4.84%	216,295	901
Mall of Louisiana Mezz (*)	4/1/2011	6.40%	62,343	344
Mall of Louisiana Note A	4/1/2011	5.46%	118,469	557
Mall of Louisiana Note B	4/1/2011	5.92%	54,362	277
Mall St Matthews Ltd Partnership	1/4/2010	4.81%	144,565	598
Mall St Vincent	7/7/2014	6.30%	49,000	266
Market Place	2/1/2013	6.05%	106,000	552
Moreno Valley	9/11/2013	5.96%	87,402	448
Newgate	10/1/2010	4.84%	40,991	171
Newpark	2/1/2011	7.45%	68,201	438
North Point	3/1/2011	5.48%	215,691	1,018
North Star	1/4/2010	4.43%	232,570	887
Northgate	9/1/2016	5.88%	45,025	228
Northridge Fashion	7/1/2011	7.24%	126,403	763
Oglethorpe	7/2/2012	4.89%	141,375	595
Oviedo	5/7/2012	5.12%	51,819	228
Oxmoor	6/3/2013	6.85%	56,922	336
Park City Note A	10/1/2010	4.74%	120,029	490
Park City Note B	10/1/2010	7.10%	29,206	178
Park Place	1/11/2010	5.15%	176,443	782
Peachtree	6/1/2010	5.08%	89,590	392
Pecanland	3/1/2010	4.28%	57,838	213
Piedmont	9/6/2016	5.98%	33,911	175
Pine Ridge	12/5/2011	5.08%	26,404	116
Pioneer Place Limited Partners Land	4/27/2010	10.00%	344	3
Prince Kuhio	4/1/2009	3.45%	37,826	112
Providence Place 2	3/11/2010	5.03%	258,525	1,119
Providence Place 3 (*)	3/11/2010	5.12%	59,529	262
Providence Place 4 (*)	3/11/2010	5.93%	39,044	200
Providence Place Pilot A1	7/1/2016	7.75%	23,754	153
Providence Place Pilot A2	6/30/2028	7.75%	22,253	144
Red Cliffs	12/5/2011	5.08%	25,095	110
Regency Square	7/1/2010	3.59%	93,790	290
Ridgedale	4/1/2010	4.86%	178,194	746
River Hills	6/3/2013	6.14%	80,000	423
RiverTown Junior Loan (*)	7/1/2011	9.15%	15,788	120
RiverTown Senior Loan	7/1/2011	7.29%	102,111	620
Rogue Valley	12/31/2010	7.85%	26,347	178
Sikes Senter	6/1/2012	5.20%	61,381	275
Sooner Fashion	6/3/2013	6.14%	60,000	317
Southlake	12/5/2017	6.44%	100,000	554
Southland	3/2/2009	3.62%	81,477	254
Southland (RSE)	3/5/2010	4.97%	108,788	466
St. Louis Galleria	7/5/2010	4.86%	237,412	993
Staten Island 1	10/1/2010	5.09%	85,000	367
Staten Island 2	10/1/2010	8.15%	70,616	489
Staten Island 3	10/1/2010	5.61%	125,000	584
Steeplegate	7/31/2009	4.94%	77,889	331
Stonestown Note A	9/1/2011	5.85%	155,600	784
Stonestown Note B	9/1/2011	5.65%	60,000	292
Stonestown Mezz (*)	9/1/2011	5.79%	57,400	286
The Boulevard	7/1/2013	4.27%	107,630	396
The Crossroads (MI)	6/1/2009	7.40%	39,791	254
The Woodlands Note A	6/13/2011	5.91%	185,000	942
The Woodlands Note B	6/13/2011	5.91%	55,000	280
Three Rivers	12/5/2011	5.08%	21,497	94
Town East	4/13/2009	3.46%	105,182	314
Tucson Mall	10/11/2033	4.26%	119,627	439
Tysons Galleria	9/12/2011	5.72%	255,000	1,257
Valley Hills	3/5/2014	4.73%	56,851	231
Valley Plaza	7/11/2012	3.90%	95,268	320
Victoria Ward (Village/Industrial/Gateway)	10/1/2011	5.61%	88,500	428
Victoria Ward (Warehouse/Plaza)	10/6/2011	5.52%	68,500	326
Village of Cross Keys	7/31/2009	7.04%	10,257	60
Visalia	1/11/2010	3.78%	41,595	135
Vista Ridge	4/11/2011	6.87%	80,351	460
Ward Centre & Ward Entertainment	1/4/2010	4.33%	58,294	217
Washington Park	4/1/2014	5.35%	12,099	56
West Valley	4/1/2010	3.43%	56,436	167
White Marsh	9/1/2012	5.62%	187,000	876
Willowbrook Mall	7/1/2011	6.82%	158,587	932
Woodbridge Corporation	6/1/2009	4.24%	207,934	760

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

					Interest Expense
			Total Debt Balance		Month Ended
Property	Maturity Date	Rate (a)	October 31, 2009		October 31 (b)
			(Dollars in thousands)
Unsecured Asset Loans:
GGPLP/GGPLPLLC Exchangable Debt (*)	4/15/2012	3.98%	1,550,000		5,141
Public Indenture — Company Debt (*)	9/17/2012	7.20%	400,000		2,400
Public Indenture — Senior Bond (*)	3/16/2009	3.63%	395,000		1,193
Public Indenture 100 (*)	11/26/2013	5.38%	100,000		448
Public Indenture 350 (*)	11/26/2013	5.38%	350,000		1,568
Public Indenture Senior Note (*)	4/30/2009	8.00%	200,000		1,333
Rouse Senior Notes (*)	5/1/2013	6.75%	800,000		4,500

Fixed Rate Debt			$16,528,626		$75,752

Variable Rate Loans
Secured Asset Loans:
Bank Note — Animas Valley	7/11/2013	2.50%	35,054		75
Bank Note — Birchwood Mall	7/11/2013	2.50%	44,308		95
Bank Note — Cache Valley	7/11/2013	2.50%	28,043		60
Bank Note — Colony Square	7/11/2013	2.50%	25,239		54
Bank Note — Columbiana	7/11/2013	2.50%	105,441		227
Bank Note — Fallen Timbers	7/11/2013	2.50%	42,401		91
Bank Note — Foothills	7/11/2013	2.50%	50,758		109
Bank Note — Grand Teton	7/11/2013	2.50%	48,795		105
Bank Note — Mall at Sierra Vista	7/11/2013	2.50%	23,556		51
Bank Note — Mall of the Bluffs	7/11/2013	2.50%	35,951		77
Bank Note — Mayfair	7/11/2013	2.50%	274,932		591
Bank Note — Mondawmin	7/11/2013	2.50%	84,689		182
Bank Note — North Plains	7/11/2013	2.50%	10,656		23
Bank Note — North Town Mall	7/11/2013	2.50%	114,976		247
Bank Note — Oakwood	7/11/2013	2.50%	75,772		163
Bank Note — Owings Mills	7/11/2013	2.50%	53,281		115
Bank Note — Pierre Bossiere	7/11/2013	2.50%	40,382		87
Bank Note — Pioneer Place	7/11/2013	2.50%	156,764		337
Bank Note — Salem Center	7/11/2013	2.50%	41,728		90
Bank Note — Silver Lake Mall	7/11/2013	2.50%	18,228		39
Bank Note — Southwest Plaza	7/11/2013	2.50%	96,187		207
Bank Note — Spring Hill	7/11/2013	2.50%	68,088		146
Bank Note — Westwood Mall	7/11/2013	2.50%	24,117		52
Bank Note — White Mountain	7/11/2013	2.50%	10,656		23
Fashion Show	3/15/2009	6.25%	645,918		3,473
Oakwood Center	3/16/2009	1.75%	95,000		143
Palazzo	3/15/2009	6.25%	249,623		1,342
Unsecured Asset Loans:
DIP (c)	3/16/2011	13.50%	400,000		4,650
GGPLP/GGPLPLLC Revolver (*)	2/24/2010	1.50%	590,000		758
GGPLP/GGPLPLLC Senior Term (*)	2/24/2010	1.50%	1,987,500		2,554
TRUPS (*)(d)	4/30/2036	1.94%	206,200		342

Variable Rate Debt			5,684,243		16,508

Total Filing Entity Debt			$22,212,869	(e)	$92,260

(a)	Reflects the variable contract rate as of October 31, 2009.

(b)	All amounts for current period were paid as scheduled, except where noted (*).

(c)	Loan obtained in May 2009.

(d)	Junior subordinated notes of GGPLP purchased by GGP Capital Trust I, a Non-Debtor Delaware statutory trust and wholly-owned subsidiary of GGPLP, with proceeds from the sale of trust preferred securities.

(e)	Excludes liabilities to special improvement districts, discount on GGPLP Exchangable Debt and purchase accounting mark-to-market adjustments.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VIII
CHAPTER 11 RETAINED PROFESSIONALS DETAIL
(UNAUDITED)

			Expense	Cash Paid
	Period Expense	Cash Paid	Cumulative Post-Petition	Cumulative Post-Petition
	Month Ended	Month Ended	Period Ended	Period Ended
Name	October 31, 2009	October 31, 2009	October 31, 2009	October 31, 2009
			(In thousands)
Akin Gump Strauss Hauer & Feld, LLP	$1,045	$1,105	$8,312	$4,147
AlixPartners, LLP	1,143	944	7,615	3,358
Assessment Technologies	—	25	29	25
Baker & Daniels LLP	—	—	—	—
Bracewell Giuliani	62	160	619	160
Calvo & Clark LLP	—	—	—	—
Cushman & Wakefield	55	29	1,054	29
Deloitte & Touche LLP	328	—	2,870	—
Deloitte Tax LLP	42	—	416	2
Epiq Solutions	4	11	17	11
Ernst & Young LLP	82	232	541	232
FTI Consulting	308	255	1,883	823
Grant Thornton	8	—	19	—
Halperin Battaglia Raicht LLP	10	20	45	20
Hewitt Associates	78	—	508	—
Houlihan Lokey	969	250	3,474	758
Jenner & Block	167	101	1,015	515
Kirkland & Ellis LLP	1,603	1,902	10,420	5,924
Kurtzman Carson Consultants LLC	—	582	3,155	1,974
Miller Buckfire & Co LLC (1)	2,557	265	4,485	2,797
PricewaterhouseCoopers	2	—	38	—
Silverstein & Pomerantz LLP	—	—	—	—
Weil, Gotshal & Manges LLP	311	1,613	13,912	5,495

Total	$8,774	$7,494	$60,427	$26,270

Professional Fees Summary (See Note 7)
Restructuring costs	$8,021	$7,012	$55,375	$25,372
General & administrative	505	101	4,401	515
Other(2)	248	381	651	383

Total	$8,774	$7,494	$60,427	$26,270

(1)	The amount paid to Miller Buckfire & Co LLC (“Miller Buckfire”) includes $3.2 million related to financing fees for the DIP Facility (see Note 1) which were capitalized. Additionally, the return of a retainer fee from Miller Buckfire to GGP of $1.3 million is also included in cash payments as a refund in the cash paid cumulative post-petition amounts.

(2)	The amounts included in Other Professional Fees relate to expenses incurred for Retained Professionals not classified as restructuring or general & administrative costs.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IX
NON-NOTICED ASSET CONVEYANCES
AND AUTHORIZED DE MINIMIS SALES FOR
THE MONTH ENDED OCTOBER 31, 2009

		Date and Transaction
Debtor	Property	Description	Counterparty	Consideration
				(In thousands)
Eden Prairie Mall L.L.C.	Eden Prairie Center, Eden Prairie, Minnesota	10/27/2009 — Pedestrian and Bicycle Path Easement	City of Eden Prairie	None
GGP Natick Residence LLC	Condominium Unit # 824 Natick, MA	10/19/2009 Condominium Unit Sale	Kevin Z. Tang and Hui Yi Hsu	$310
GGP Natick Residence LLC	Condominium Unit # 732 Natick, MA	10/19/2009 Condominium Unit Sale	Aby Zemack Trustee for 732 Realty Trust	$365
GGP Natick Residence LLC	Condominium Unit #806 Natick, MA	10/19/2009 Condominium Unit Sale	Richard B. and Kanako T. Gould	$353
GGP Natick Residence LLC	Condominium Unit # 943 Natick, MA	10/20/2009 Condominium Unit Sale	Robert D. Kaplan	$413
GGP Natick Residence LLC	Condominium Unit #1004 Natick, MA	10/20/2009 Condominium Unit Sale	Robert D. Kaplan	$327
GGP Natick Residence LLC	Condominium Unit #1205 Natick, MA	10/20/2009 Condominium Unit Sale	Bahi, LLC, Zahra Sheikhinejad and Mahmoud Bayat	$578
GGP Natick Residence LLC	Condominium Unit # 1209 Natick, MA	10/22/2009 Condominium Unit Sale	Ronald B. Cohen, Trustee, RBC Realty Trust	$570
GGP Natick Residence LLC	Condominium Unit # 844 Natick, MA	10/22/2009 Condominium Unit Sale	Brian M. Lilly	$285
GGP Natick Residence LLC	Condominium Unit # 626 Natick, MA	10/22/2009 Condominium Unit Sale	Roberta S. Pavlic	$394
GGP Natick Residence LLC	Condominium Unit # 823 Natick, MA	10/26/2009 Condominium Unit Sale	Tod and Kelly Short	$395
GGP Natick Residence LLC	Condominium Unit # 624 Natick, MA	10/26/2009 Condominium Unit Sale	Marty Goldstein, et al.	$308
GGP Natick Residence LLC	Condominium Unit # 929 Natick, MA	10/27/2009 Condominium Unit Sale	Matthew and Stacie Perry, Trustees of Perry T-929 Real Estate Trust	$395
GGP Natick Residence LLC	Condominium Unit # 722 Natick, MA	10/26/2009 Condominium Unit Sale	Carmine and Angela Vano	$380
GGP Natick Residence LLC	Condominium Unit #1204 Natick, MA	10/27/2009 Condominium Unit Sale	Leslie R. Jacques	$470
GGP Natick Residence LLC	Condominium Unit # 827 Natick, MA	10/27/2009 Condominium Unit Sale	Myhanh T. Dao	$445
GGP Natick Residence LLC	Condominium Unit # 1003 Natick, MA	10/27/2009 Condominium Unit Sale	Fiorella Triaca, Trustee, Triaca Realty Trust	$266
GGP Natick Residence LLC	Condominium Unit # 826 Natick, MA	10/28/2009 Condominium Unit Sale	Miulan Kwan	$347
GGP Natick Residence LLC	Condominium Unit # 601 Natick, MA	10/28/2009 Condominium Unit Sale	Timothy Malloy	$335

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IX
NON-NOTICED ASSET CONVEYANCES
AND AUTHORIZED DE MINIMIS SALES FOR
THE MONTH ENDED OCTOBER 31, 2009

		Date and Transaction
Debtor	Property	Description	Counterparty	Consideration
				(In thousands)
GGP Natick Residence LLC	Condominium Unit # 932 Natick, MA	10/28/2009 Condominium Unit Sale	Jolanta MacDonald	$350
GGP Natick Residence LLC	Condominium Unit # 603 Natick, MA	10/29/2009 Condominium Unit Sale	Jacqueline Ly	$255
GGP Natick Residence LLC	Condominium Unit # 948 Natick, MA	10/29/2009 Condominium Unit Sale	Teli Leung	$411
GGP Natick Residence LLC	Condominium Unit # 924 Natick, MA	10/30/2009 Condominium Unit Sale	Rhoda G. Ostrer	$312
GGP Natick Residence LLC	Condominium Unit # 906 Natick, MA	10/30/2009 Condominium Unit Sale	Yigin Dong	$348
GGP Natick Residence LLC	Condominium Unit # 927 Natick, MA	10/30/2009 Condominium Unit Sale	Javid Ebrahimi & Roya Darroudi	$447
GGP Natick Residence LLC	Condominium Unit # 813 Natick, MA	10/30/2009 Condominium Unit Sale	Trung Le	$489
GGP Natick Residence LLC	Condominium Unit # 622 Natick, MA	10/30/2009 Condominium Unit Sale	Mohammad Farivar	$388
GGP Natick Residence LLC	Condominium Unit # 634 Natick, MA	10/30/2009 Condominium Unit Sale	Rick Buhlmann	$310
GGP-UC LLC	University Crossing, Orem, Utah	10/9/2009 — Gas easement	Questar Gas Company	None
GGP-UC LLC	University Crossing, Orem, Utah	10/9/2009 — Electric easement	PacificCorp	None

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: October 2009
SCHEDULE X
DEBTORS QUESTIONNAIRE*

		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X

2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X

4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X

6	Have any payments been made on pre-petition liabilities this reporting period?	X(1)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X(2)

8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X

10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X

12	Have any pre-petition taxes been paid during this reporting period?	X(3)
13	Are any amounts owed to post petition creditors delinquent?		X

14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?	X(4)

16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X

18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

*	Unless otherwise indicated, answer is for the combined group of Debtors (see Note 1).

(1)	An aggregate of $13.2 million has been paid in the reporting period by or on behalf of the Debtors with respect to pre-petition liabilities as approved by the Bankruptcy Court. Such disbursements have been for employee salaries, commissions and reimbursements, taxes to government entities and for other services rendered pre-petition.

(2)	The net change in the aggregate Debtors intercompany accounts with affiliated non-debtors for the period was an increase in the amounts due to Non-Debtors of $3.56 million.

(3)	Included in the amounts reported in (1) above are payments of taxes of $6.6 million.

(4)	As previously described in Note 6 of the May MOR, which description is incorporated into this response by reference, the DIP Term Loan of $400 million was funded on May 15, 2009.